                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of BHM&S Total Return Bond Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of Cambiar Opportunity Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of Chicago Asset Management Intermediate Bond Portfolio and Chicago Asset Management Value/Contrarian Portfolio (two of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of Clipper Focus Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of MJI International Equity Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers  LLP

Boston, Massachusetts
August 28, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of PIC Twenty Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of Pell Rudman Mid-Cap Growth Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of Sirach Growth II Portfolio, formerly Hanson Equity Portfolio (one of the portfolios constituting UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of TJ Core Equity Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 14, 2000, relating to the financial statements and financial highlights which appear in the April 30, 2000 Annual Report to Shareholders of TS&W International Octagon Portfolio, formerly Jacobs International Octagon Portfolio (one of the portfolios constituting the UAM Funds Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights, "Independent Accountants" and "Financial Statements" and on the cover of the Statement of Additional Information in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Boston, Massachusetts
August 28, 2000